                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                         Date of report: March 18, 2003


                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            TEXAS                     1-9645                  74-1787539
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)


   200 East Basse Road, San Antonio, Texas                        78209
  (Address of principal executive offices)                     (Zip Code)


 Registrant's telephone number, including area code              (210) 822-2828

ITEM 5. OTHER EVENTS.

         Attached are the Underwriting Agreement and the Opinion of Akin Gump Strauss Hauer & Feld LLP with respect to the offer and sale by Clear Channel Communications, Inc. ("the Company"), of $200,000,000 in aggregate principal amount of the Company's 4.625% Senior Notes due 2008 under the Company's Shelf Registration Statement on Form S-3, as amended, registration number 333-76942.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

                  99.1     Underwriting Agreement dated March 12, 2003.

                  99.2     Opinion of Akin Gump Strauss Hauer & Feld LLP.

                  99.3 Twelfth Supplemental Indenture dated as of March 17, 2003, to Senior Indenture dated October 1, 1997, by and between Clear Channel Communications, Inc. and The Bank of New York, as Trustee.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CLEAR CHANNEL COMMUNICATIONS, INC.


Date: March 18, 2003           By: /s/ HERBERT W. HILL JR.
                                   -------------------------------------------
                                   Herbert W. Hill, Jr.
                                   Sr. Vice President/Chief Accounting Officer

                                INDEX TO EXHIBITS

99.1     Underwriting Agreement dated March 12, 2003.

99.2     Opinion of Akin Gump Strauss Hauer & Feld LLP.

99.3 Twelfth Supplemental Indenture dated as of March 17, 2003, to Senior Indenture dated October 1, 1997, by and between Clear Channel Communications, Inc. and The Bank of New York, as Trustee.